                                                               EXHIBIT 10-31(d)

Void after July 3, 1999

         This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933. This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act. This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.

         The Securities represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933. These Securities may not be sold or transferred in the absence of such Registration or an exemption therefrom under such Act. Additionally, the transfer of these Securities is subject to the conditions specified in Section 12 of the Second Amended and Restated Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement") among Advanced Radio Telecom Corp., Advanced Radio Technologies Corporation and certain other signatories thereto and no transfer of these Securities shall be valid or effective until such conditions have been fulfilled. Upon the fulfillment of certain of such conditions, Advanced Radio Telecom Corp. and Advanced Radio Technologies Corporation have agreed to deliver to the holder hereof a new certificate, not bearing this legend, for the Securities represented hereby registered in the name of such holder. Copies of such Agreement may be obtained at no cost by written request made by the holder of record of this Certificate to the Secretary of Advanced Radio Technologies Corporation.

                       ADVANCED RADIO TECHNOLOGIES CORPORATION

                            COMMON STOCK PURCHASE WARRANT

    ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), having its principal office at 500 108th Ave., N.E., Bellevue, WA 98004, hereby certifies that, for value received, Commco, L.L.C., a Delaware limited liability company, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after July 3, 1999 and before 5:00 P.M., New York City time, on July 3, 1999 (the "Expiration Date") 23,285 fully paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") of $15.00. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

    This Warrant was originally issued by the Company in connection with the transactions contemplated by the Asset Acquisition Agreement and Plan of Reorganization dated the date hereof among the Company, CommcoCCC, Inc., Columbia Capital Corporation, CCC Millimeter, L.P., Columbia Millimeter Communications, L.P., Commco, L.L.C. and Advanced Radio Telecom Corp. (the "Asset Acquisition Agreement"). In order to induce the holder hereof to provide the commitment set forth in the Bridge Note Due September __, 1996, the Company has agreed to grant the holder the rights set forth in this Warrant. This Warrant shall continue in full force and effect regardless of any termination or breach of the Asset Acquisition Agreement.

    As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

         (b) The term "Common Stock" means the Common Stock, $.001 par value per share, of the Company and its successors, assuming the proposed 29,450.16 for 1 stock split (the "Proposed Stock Split") of the Company's Common Stock has been effected; provided that until the Proposed Stock Split is effected, this Warrant may be exercised to purchase the number of shares of Common Stock equal to the number of shares set forth in this in the first paragraph hereof divided by 29,450.16 and the Purchase Price shall be $441,752.40, subject to adjustment as provided herein.

         (c) The "Original Issue Date" is July 3, 1996, the date as of which the Warrants were first issued.

         (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

         (e) The term "Purchase Price" shall be the then applicable exercise price for one share of Common Stock.

         (f) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

         (g) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

    1. REGISTRATION, ETC. The Company shall have the same obligations to the holder of the Warrant as it has to the Investor Telecom Stockholders and Acquisition Holders of the Company as set forth in that certain Second Restated and Amended Registration Rights Agreement by and among the Company, the stockholders of the Company named therein, Advanced Radio Telecom Corp. ("Telecom") and the stockholders of Telecom named therein.

    2. SALE OR EXERCISE WITHOUT REGISTRATION. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall be in compliance with the provisions of the Stockholders Agreement, and provided further that nothing contained in this
Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof.

    3.   EXERCISE OF WARRANT; PARTIAL EXERCISE; CASHLESS EXERCISE.

         3.1 EXERCISE IN FULL. Subject to the provisions hereof, this Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto as SCHEDULE I duly executed by such holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant (without giving effect to any adjustment therein) by the Purchase Price.

         3.2 PARTIAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription at the end hereof.

         3.3 EXERCISE BY SURRENDER OF WARRANT. In addition to the method of payment set forth in Sections 3.1 and 3.2 and in lieu of any cash payment required thereunder, the holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 as payment of the aggregate Purchase Price. The number of Warrants to be surrendered in payment of the aggregate Exercise Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price, and then dividing the product thereof by an amount equal to the Market Price (as defined below). Solely for the purposes of this paragraph, Market Price shall be calculated as the average of the Market Prices for each of the ten (10) trading days preceding the date which the form of election attached hereto is deemed to have been sent to the Company ("Notice Date").

         3.4 DEFINITION OF MARKET PRICE. As used herein, the phrase "Market Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by Nasdaq or, if the security is not quoted on Nasdaq, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         3.5 COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of any exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, PROVIDED that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

    4. DELIVERY OF STOCK CERTIFICATES, ETC. ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other

Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 5 or otherwise.

    5.   ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.;
RECLASSIFICATION, ETC. In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

              (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

              (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

              (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 which such holder would hold on the date of such exercise if on the Original Issue Date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Section 6. Notwithstanding anything to the contrary contained in this Warrant, including this Section 5, no adjustment shall be made to the number of shares of Common Stock recited in the first paragraph hereof issuable upon exercise hereof as a result of the Proposed Stock Split.

    6. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the

Company shall be entitled to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5 hereof.

    7. CERTAIN EVENTS. If any event occurs of the nature contemplated by the provisions of Sections 5 or 6 hereof but not expressly provided for by such provisions, then the Company's board of directors shall make an appropriate adjustment in the amount of stock or other securities to which the holder hereof shall be entitled to receive upon exercise hereof so as to protect the rights of the holder.

    8. FURTHER ASSURANCES. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

    9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

    10.  NOTICES OF RECORD DATE, ETC.  In the event of

              (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

              (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying
    (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant [and the persons or class of persons to whom such proposed issue or grant] and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

    11. RESERVATION OF STOCK, ETC. ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

    12. LISTING ON SECURITIES EXCHANGES; REGISTRATION. If the Company at any time shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statute then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

    13. EXCHANGE OF WARRANTS. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    14. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    15. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 13, and replacing Warrants pursuant to Section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

    16. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    17. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

              (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment attached hereto as SCHEDULE II) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

              (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

              (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

    18. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.

    19. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

    20. ASSIGNABILITY. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant is fully assignable at any time upon surrender of this Warrant with a properly executed Assignment (in the form of SCHEDULE II hereto) at the principal office of the Company.

                                       ADVANCED RADIO TECHNOLOGIES
                                       CORPORATION


Dated:                                 By:
                                          -------------------------------------
                                            Name:
                                            Title:


[Corporate Seal]

Attest:


- -------------------------
    Secretary

                                      SCHEDULE I

                                 FORM OF SUBSCRIPTION

                     (To be signed only upon exercise of Warrant)


To: ADVANCED RADIO TECHNOLOGIES CORPORATION


    The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, * shares of Common Stock of ADVANCED RADIO TECHNOLOGIES CORPORATION, and herewith makes payment of
$                  therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, , whose address is


Dated:

                                  ---------------------------------------------
                                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                  ---------------------------------------------
                                       (Address)

- ---------------------------------------------
* Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                     SCHEDULE II

                                  FORM OF ASSIGNMENT

                     (To be signed only upon transfer of Warrant)



    For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the within
Warrant to purchase shares of Common Stock of [____________________] to which the within Warrant relates, and appoints
Attorney to transfer such right on the books of [_________________] with full power of substitution in the premises. The Warrant being transferred hereby is one of an aggregate of [______________] Common Stock Purchase Warrants issued by [________________________] as of [_______________], 19__.


Dated:

                                  ---------------------------------------------
                                  (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                  ---------------------------------------------
                                       (Address)


- ---------------------------------------------
Signature guaranteed by a Bank or
Trust Company having its principal
office in New York City or by a
Member Firm of the New York or
+American Stock Exchange